Exhibit 99.1

NEWS RELEASE

For Immediate Release

Investor Contact: Dave Prichard 262-636-8434 d.a.prichard@na.modine.com

Media Contact: Lori Stafford 262-636-1001 l.stafford@na.modine.com

Modine Announces Filing by Transpro of Form S-4 Registration Statement with the SEC for Proposed Aftermarket Transaction

Racine, WI, May 2, 2005 -- Modine Manufacturing Company (NYSE: MOD) announced today that an initial Form S-4 Registration Statement has been filed by Transpro, Inc. (AMEX: TPR) with the U.S. Securities and Exchange Commission containing the preliminary proxy statement/prospectus-information statement in connection with a previously announced transaction in which Modine would spin off its Aftermarket business and merge it into Transpro.

The closing of the proposed transaction is now expected to occur late in the second quarter or early in the third quarter of calendar 2005, subject to customary conditions, including the approval of Transpro's shareholders.

About Modine Manufacturing Company

Founded in 1916, Modine Manufacturing Company specializes in thermal management systems and components, bringing heating and cooling technology and solutions to diversified global markets. Modine's products are used in light, medium, and heavy-duty vehicles, HVAC (heating, ventilation, air conditioning) equipment, industrial equipment, refrigeration systems, fuel cells and electronics. The Company employs more than 8,700 people at 36 facilities worldwide. More information about Modine can be found at www.modine.com.

About Transpro

Transpro, Inc. is a leading manufacturer and distributor of aftermarket heat transfer and temperature control products for automotive and heavy-duty applications.

Cautionary Information Regarding Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger and OE transactions, including future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on Modine's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include (1) the possibility that Modine and Transpro may be unable to obtain required corporate and regulatory approvals or to satisfy other conditions for the proposed transaction; (2) problems that may arise in integrating the businesses of the two companies and that the integration may not be successful; (3) the proposed transaction may involve unexpected costs; (4) the combined company may be unable to achieve the anticipated cost-cutting synergies or those benefits may take longer to realize than expected; (5) the businesses of one or both companies may suffer as a result of uncertainties surrounding the proposed transaction including disruption of relationships with customers, employees or suppliers; (6) increased competition and its effect on pricing; and (7) other risks beyond the control of either party. Additional factors that could cause Modine's results to differ materially from those described in the forward looking statements can be found in the Annual Report on Form 10-K of Modine, and in the Quarterly Reports on Form 10-Q of Modine and Modine's other filings with the SEC. Modine assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Modine and Transpro have filed or will file relevant materials with the SEC, including one or more registration statement(s) that contain a proxy statement/prospectus-information statement, including one that was filed by Transpro on May 2, 2005. Investors and security holders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain and will contain important information about Modine, Transpro and the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by Modine and/or Transpro with the SEC) free of charge at the SEC's web site at www.sec.gov. In addition, the documents filed with the SEC by Transpro may be obtained free of charge from Transpro's web site at www.transpro.com and the documents filed with the SEC by Modine may be obtained free of charge from Modine at www.modine.com. Investors and security holders are urged to read the definitive proxy statement/prospectus-information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Modine, Transpro and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from security holders in favor of the proposed transaction. Information about the executive officers and directors of Modine and their ownership of Modine common stock is set forth in the proxy statement for Modine's 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 14, 2004. Information about the executive officers and directors of Transpro and their ownership of Transpro common stock is set forth in the preliminary proxy statement/prospectus-information statement for Transpro's 2005 Annual Meeting of Shareholders, which was included in Transpro's registration statement on Form S-4 that was filed with the SEC on May 2, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Modine, Transpro and their respective executive officers and directors in the proposed transaction by reading the definitive proxy statement/prospectus-information statement regarding the proposed transaction when it becomes available.